Fees Summary	Nov. 03, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 4,133,799,112.67
Previously Paid Amount	0.00
Total Fee Amount	570,877.66
Total Offset Amount	570,877.66
Net Fee	$ 0.00
Final Prospectus	false